UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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STORE Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2020 Meeting Information STORE CAPITAL CORPORATION Meeting Type: Annual Meeting For holders as of: March 31, 2020 Date: May 28, 2020 Time: 9:00 a.m., Arizona TimeLocation:Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/STOR2020 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/STOR2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). XXXX XXXX XXXX XXXX

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page)and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. § XXXX XXXX XXXX XXXX § XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery. w SCAN TO VIEW MATERIALS & VOTE How To Vote Please Choose One of the Following Voting Methods D00200-P35789 Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/STOR2020. Have the information that is printed in the box marked by thearrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.§XXXX XXXX XXXX XXXX § XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote “FOR” each of the nominees listed in Item 1. 1. Election of Directors Nominees: 01) Joseph M. Donovan 02) Mary Fedewa 03) Morton H. Fleischer 04) William F. Hipp 05) Tawn Kelley 06) Catherine D. Rice 07) Einar A. Seadler 08) Quentin P. Smith, Jr. 09) Christopher H. Volk The Board of Directors recommends you vote “FOR” Item 2. 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. The Board of Directors recommends you vote “FOR” Item 3. 3. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. NOTE: If any other matters properly come before the meeting or any postponement or adjournment thereof, the persons named as proxies on the proxy card will vote in their discretion. D00201-P35789 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. STORE CAPITAL CORPORATION 8377 EAST HARTFORD DRIVE, SUITE 100 SCOTTSDALE, AZ 85255 D00199-P35789 See the reverse side of this notice to obtain proxy materials and voting instructions.

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